UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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CERECOR INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 07, 2019 CERECOR INC You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000425686_1 R1.0.1.18 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: June 10, 2019 Date: August 07, 2019Time: 8:30 AM EDT Location: Sheraton Rockville Hotel 920 King Farm Boulevard Rockville, MD 20850

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow available and follow the instructions. 0000425686_2 R1.0.1.18 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 1. Notice & Proxy Statement2. Annual Report How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 24, 2019 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees Uli Hacksell Simon Pedder 01 06 02 Steven J. Boyd 07 Keith Schmidt 03 Peter Greenleaf 04 Philip Gutry 05 Magnus Persson The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve an amendment to our Amended and Restated Certificate of Incorporation to eliminate the provision requiring a super-majority stockholder vote to amend the Certificate of Incorporation. 3 To approve an amendment to our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws to eliminate the provisions requiring a super-majority stockholder vote to amend the Second Amended and Restated Bylaws. 4 To approve an amendment to our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws to allow stockholders to act by majority written consent as long as Armistice Capital LLC owns at least 40% of our outstanding stock. 5 To approve, as required by and in accordance with NASDAQ Listing Rules 5635(d), the issuance of shares of the Company's common stock in excess of 20% to sellers of Ichorion pursuant to our September 24, 2018 merger agreement. 0000425686_3 R1.0.1.18 Voting items

6To approve The Cerecor Inc. Second Amended and Restated 2016 Equity Incentive Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000425686_4 R1.0.1.18 Voting Instructions Voting items Continued